Exhibit 10.4
EXECUTION COPY
FIRST AMENDMENT
TO FIRST LIEN CREDIT AND GUARANTY AGREEMENT
     THIS FIRST AMENDMENT TO FIRST LIEN CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is dated as of July 1, 2008 and is entered into by and among AZ CHEM US INC., a Delaware corporation (the “U.S. Borrower”), ARIZONA CHEMICAL AB, a limited liability company organized under the laws of Sweden (“European Borrower”), GOLDMAN SACHS CREDIT PARTNERS L.P. (“GSCP”), as Administrative Agent (“Administrative Agent”), acting with the consent of the Requisite Lenders and, for purposes of Section IV hereof, the GUARANTORS listed on the signature pages hereto, and is made with reference to that certain FIRST LIEN CREDIT AND GUARANTY AGREEMENT dated as of February 28, 2007 (as amended through the date hereof, the “Credit Agreement”; as it may be further amended, supplemented, restated or otherwise modified from time to time in accordance with its terms) by and among the Borrowers, ARIZONA CHEM SWEDEN HOLDINGS AB, a limited liability company organized under the laws of Sweden, the subsidiaries of Holdings named therein, the Lenders, the Administrative Agent, the Collateral Agent and the other Agents named therein. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.
RECITALS
     WHEREAS, the Credit Parties have requested that Requisite Lenders agree to amend certain provisions of the Credit Agreement as provided for herein in order to accommodate a new pooling and cash management system to be provided to the European Borrower and its Subsidiaries (the “Cash Management Implementation”); and
     WHEREAS, subject to certain conditions, Requisite Lenders are willing to agree to such amendments relating to the Credit Agreement.
     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION I. AMENDMENTS TO CREDIT AGREEMENT
1.1	Amendments to Section 1: Definitions. Section 1.1 of the Credit Agreement is hereby amended by deleting the following definitions in their entirety and replacing them with the following definitions:
     “Beneficiary” means any Secured Party.
     “Obligations” means all obligations of every nature of each Credit Party under any Credit Document or Hedge Agreement from time to time owed to the Secured Parties, whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to such Credit Party, would have accrued on any such obligation, whether or not a claim is allowed against such Credit Party for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under Letters of Credit, payments for early termination of Hedge Agreements, fees, expenses, indemnification or otherwise and up to $20,000,000 of obligations in respect of overdrafts, bank guarantees, commercial and purchase card obligations, treasury, depository or cash management services (including, without limitation, netting and pooling arrangements) or automated clearing house transfers of funds arrangements and related liabilities owed to the Secured Parties (provided that such obligations of ABN AMRO Bank N.V. or any of its Affiliates shall not be included in this definition to the extent such obligations exceed $4,000,000).
     “Obligations of the European Borrower” means (i) all obligations of every nature of the European Borrower under any Credit Document or Hedge Agreement from time to time owed to the Secured Parties, whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to the European Borrower, would have accrued on any such obligation, whether or not a claim is allowed against the European Borrower for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under Letters of Credit, payments for early termination of Hedge Agreements, fees, expenses, indemnification or otherwise, (ii) up to $10,000,000 of obligations of the European Borrower and its Subsidiaries in respect of overdrafts, bank guarantees, commercial and purchase card obligations, treasury, depository or cash management services (including, without limitation, netting and pooling arrangements), or automated clearing house transfers of funds arrangements and related liabilities owed to the Secured Parties (provided that such obligations of ABN AMRO Bank N.V. or any of its Affiliates shall not be included in this definition to the extent such obligations exceed $4,000,000) and (iii) all obligations and liabilities of each Guarantor with respect to the foregoing and under any Credit Document or Hedge Agreement, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Credit Parties that are required to be paid by such guarantor pursuant to the terms of any Credit Document).
     “Obligations of the U.S. Borrower” means (i) all obligations of every nature of the U.S. Borrower under any Credit Document or Hedge Agreement from time to time owed to the Secured Parties, whether for principal, interest (including interest

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which, but for the filing of a petition in bankruptcy with respect to the U.S. Borrower, would have accrued on any such obligation, whether or not a claim is allowed against the U.S. Borrower for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under Letters of Credit, payments for early termination of Hedge Agreements, fees, expenses, indemnification or otherwise, (ii) up to $10,000,000 of the U.S. Borrower and the U.S. Guarantors of obligations in respect of overdrafts, bank guarantees, commercial and purchase card obligations, treasury, depository or cash management services (including, without limitation, netting and pooling arrangements), or automated clearing house transfers of funds arrangements and related liabilities owed to the Secured Parties (provided that such obligations of ABN AMRO Bank N.V. or any of its Affiliates shall not be included in this definition to the extent such obligations exceed $4,000,000) and (iii) all obligations and liabilities of the U.S. Borrower and each U.S. Guarantor with respect to the foregoing and under any Credit Document or Hedge Agreement, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Credit Parties that are required to be paid by such guarantor pursuant to the terms of any Credit Document).
     “Secured Parties” means (i) the Agents, the Lenders, Affiliates of the Lenders, and the Lender Counterparties and shall include, without limitation, all former Agents, Lenders, Affiliates of the Lenders and Lender Counterparties to the extent that any Obligations owing to such Persons were incurred while such Persons were Agents, Lenders, Affiliates of the Lenders or Lender Counterparties and such Obligations have not been paid or satisfied in full and (ii) ABN AMRO Bank N.V. or any of its Affiliates.
1.2	Amendments to Section 7.1 of the Credit Agreement. Section 7.1 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:
     Subject to the provisions of Section 7.2, (i) the U.S. Guarantors jointly and severally hereby irrevocably and unconditionally guaranty to the Administrative Agent for the ratable benefit of the Beneficiaries the due and punctual payment in full of all Obligations of the U.S. Borrower, (ii) the Guarantors jointly and severally hereby irrevocably and unconditionally guaranty to the Administrative Agent for the ratable benefit of the Beneficiaries the due and punctual payment in full of all Obligations of the European Borrower and (iii) the European

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Borrower hereby irrevocably and unconditionally guaranties to the Administrative Agent for the ratable benefit of the Beneficiaries the due and punctual payment in full of all Obligations of the European Borrower owing by its Subsidiaries, when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a) or any equivalent provision in any applicable jurisdiction) (each, a “Guaranteed Obligation”, and collectively, the “Guaranteed Obligations”).
SECTION II. CONDITIONS TO EFFECTIVENESS
     This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):
     A. Execution. The Administrative Agent shall have received (i) a counterpart signature page of this Amendment duly executed by each of the Credit Parties and (ii) the consent and authorization from the Requisite Lenders to execute this Amendment on their behalf.
     B. Expenses. The Administrative Agent and the Syndication Agent shall have received, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or any other Credit Document.
     C. Necessary Consents. Each Credit Party shall have obtained all material consents necessary or advisable in connection with the transactions contemplated by this Amendment.
     D. Other Documents. The Administrative Agent and Lenders shall have received such other documents, information or agreements regarding Credit Parties as the Administrative Agent may reasonably request.
SECTION III. REPRESENTATIONS AND WARRANTIES
     In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Credit Party which is a party hereto represents and warrants to each Lender that the following statements are true and correct in all material respects:
     A. Corporate Power and Authority. Each Credit Party, which is party hereto, has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”) and the other Credit Documents.
     B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement and the other Credit Documents have been duly authorized by all necessary action on the part of each Credit Party that is a party thereto.

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     C. No Conflict. The execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Amended Agreement and the other Credit Documents do not and will not (i) violate (A) any provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of Holdings, the Borrowers or any Credit Party or (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any Contractual Obligation of the applicable Credit Party, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section III.C., individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, (iii) except as permitted under the Amended Agreement, result in or require the creation or imposition of any Lien upon any of the properties or assets of each Credit Party (other than any Liens created under any of the Credit Documents in favor of the Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any Contractual Obligation of each Credit Party, except for such approvals or consents which will be obtained on or before the First Amendment Effective Date and except for any such approvals or consents the failure of which to obtain will not have a Material Adverse Effect.
     D. Governmental Consents. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Credit Party of this Amendment and the performance by the Borrowers and Holdings of the Amended Agreement and the other Credit Documents, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.
     E. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by each of the Credit Parties party thereto and each constitutes a legal, valid and binding obligation of such Credit Party to the extent a party thereto, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
     F. Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Section 4 of the Amended Agreement are and will be true and correct in all material respects (provided that if any representation or warranty is by its terms qualified by concepts of materiality, such representation shall be true and correct in all respects) on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.
     G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

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SECTION IV. ACKNOWLEDGMENT AND CONSENT
     Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that each Credit Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Documents the payment and performance of all “Obligations” under each of the Credit Documents to which it is a party (in each case as such terms are defined in the applicable Credit Document).
     Each Guarantor acknowledges and agrees that any of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Documents to which it is a party or otherwise bound are true and correct in all material respects (provided that if any representation or warranty is by its terms qualified by concepts of materiality, such representation shall be true and correct in all respects) on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.
     Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.
SECTION V. MISCELLANEOUS
     A. Reference to and Effect on the Credit Agreement and the Other Credit Documents.
     (i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.
     (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.
     (iii) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right,

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power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.
     B. Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
     C. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.
     D. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.
     E. Waiver. The Borrowers and each other Credit Party hereby waive, release, remise and forever discharge Administrative Agent, Lenders and each other Indemnitee from any and all claims, suits, actions, investigations, proceedings or demands arising out of or in connection with the Credit Agreement (collectively, “Claims”), whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which the Borrowers or any other Credit Party ever had, now has or might hereafter have against Administrative Agent or Lenders which relates, directly or indirectly, to any acts or omissions of Administrative Agent, Lenders or any other Indemnitee on or prior to the date hereof.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWERS:	AZ CHEM US INC.
	By:	/s/ Gerald C. Marterer
		Name:	Gerald C. Marterer
		Title:	President/CEO

ARIZONA CHEMICAL AB
	By:	/s/ Gerald C. Marterer
		Name:	Gerald C. Marterer
		Title:	Chairman

GUARANTORS:	THE U.S. GUARANTORS: AZ CHEM US HOLDINGS INC.
	By:	/s/ Gerald C. Marterer
		Name:	Gerald C. Marterer
		Title:	President/CEO

ARIZONA CHEMICAL COMPANY, LLC
	By:	/s/ Gerald C. Marterer
		Name:	Gerald C. Marterer
		Title:	President/CEO

ARIZONA ARBORIS, INC.
	By:	/s/ Gerald C. Marterer
		Name:	Gerald C. Marterer
		Title:	President/CEO

THE NON-U.S. GUARANTORS: Sweden: ARIZONA CHEM SWEDEN HOLDINGS AB
By:	/s/ Gerald C. Marterer
	Name:	Gerald C. Marterer
	Title:	Chairman

ARIZONA CHEM SWEDEN FINANCE AB
By:	/s/ Gerald C. Marterer
	Name:	Gerald C. Marterer
	Title:	Chairman

ARIZONA CHEM SWEDEN FINANCE KB
By:	/s/ Gerald C. Marterer
	Name:	Gerald C. Marterer
	Title:	Chairman Arizona Chemical AB (General Partner)

Finland: ARIZONA CHEMICAL OY
By:
	Name:	Juhani Tuovinen
	Title:	Chairman

Luxembourg: AZ CHEM LUXEMBOURG FINANCE S.À.R.L.
By:
	Name:	Gianpiero Lenza
	Title:	President

THE NON-U.S. GUARANTORS: Sweden: ARIZONA CHEM SWEDEN HOLDINGS AB
By:
	Name:	Gerald C. Marterer
	Title:	Chairman

ARIZONA CHEM SWEDEN FINANCE AB
By:
	Name:	Gerald C. Marterer
	Title:	Chairman

ARIZONA CHEM SWEDEN FINANCE KB
By:
	Name:	Gerald C. Marterer
	Title:	Chairman Arizona Chemical AB (General Partner)

Finland: ARIZONA CHEMICAL OY
By:	/s/ Juhani Tuovinen
	Name:	Juhani Tuovinen
	Title:	Chairman

Luxembourg: AZ CHEM LUXEMBOURG FINANCE S.À.R.L.
By:
	Name:	Gianpiero Lenza
	Title:	President

THE NON-U.S. GUARANTORS: Sweden: ARIZONA CHEM SWEDEN HOLDINGS AB
By:
	Name:	Gerald C. Marterer
	Title:	Chairman

ARIZONA CHEM SWEDEN FINANCE AB
By:
	Name:	Gerald C. Marterer
	Title:	Chairman

ARIZONA CHEM SWEDEN FINANCE KB
By:
	Name:	Gerald C. Marterer
	Title:	Chairman Arizona Chemical AB (General Partner)

Finland: ARIZONA CHEMICAL OY
By:
	Name:	Juhani Tuovinen
	Title:	Chairman

Luxembourg: AZ CHEM LUXEMBOURG FINANCE S.À.R.L.
By:	/s/ Gianpiero Lenza
	Name:	Gianpiero Lenza
	Title:	President

The Netherlands: ARIZONA CHEMICAL B.V.
By:	/s/ Juhani Tuovinen
	Name:	Juhani Tuovinen
	Title:	Managing Director

ARIZONA CHEMICAL FINANCE B.V.
By:
	Name:	Glenda K. Haynes
	Title:	Director

The Netherlands: ARIZONA CHEMICAL B.V.
By:
	Name:	Juhani Tuovinen
	Title:	Managing Director

ARIZONA CHEMICAL FINANCE B.V.
By:	/s/ Glenda K. Haynes
	Name:	Glenda K. Haynes
	Title:	Director

United Kingdom: AZ CHEM UK LIMITED
By:	/s/ Graeme Wilson
	Name:	Graeme Wilson
	Title:	Director

ARIZONA CHEMICAL LTD.
By:	/s/ Graeme Wilson
	Name:	Graeme Wilson
	Title:	Director

GOLDMAN SACHS CREDIT PARTNERS L.P., As Administrative Agent
By:	/s/ Robert W. Schatzman
Robert W. Schatzman Authorized Signatory